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                                                      --------------------------
                                                       The Lincoln National Life
[LOGO]American Funds     American Legacy III(R) Plus       Insurance Company
                        Variable Annuity Application      Fort Wayne, Indiana
                                                      --------------------------

Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

 1a Rights of Accumulation  (If additional space is needed, use Section 13.)

  [_] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to increased bonus credit amounts as described in the prospectus. My account numbers are:_________________ ___________________

  [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under age 21):

Account no.                      Name                          SSN
-------------------------------  ----------------------------  -----------------

Account no.                      Name                          SSN
-------------------------------  ----------------------------  -----------------


 1b Contract Owner  Maximum age of Contract Owner is 85.

---------------------------------------    Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
Full legal name or trust name*
                                           Date of birth  [_][_]  [_][_]  [_][_]  [_]Male  [_]Female
---------------------------------------                    Month   Day     Year
Street address

---------------------------------------    Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
City                 State       ZIP
                                           Date of trust* [_][_]  [_][_]  [_][_] Is trust revocable?*
--------------------------------------                     Month   Day     Year   [_]Yes   [_]No
Trustee name*                              *This information is required for trusts.


 1c Joint Contract Owner  Maximum age of Joint Contract Owner is 85.

--------------------------------------     Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
Full legal name
                                           Date of birth  [_][_]  [_][_]  [_][_]  [_]Male  [_]Female
                                                           Month   Day     Year   [_]Spouse[_]Non-Spouse


 2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 85.

--------------------------------------     Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
Full legal name

--------------------------------------     Date of birth  [_][_]  [_][_]  [_][_]  [_]Male  [_]Female
Street address                                            Month    Day     Year

--------------------------------------
City                 State       ZIP       Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]

 2b Contingent Annuitant  Maximum age of Contingent Annuitant is 85.

--------------------------------------     Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
Full legal name

 3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                             %
--------------------------------------     ---------------------  ---------------  -----------
Full legal name or trust name*             Relationship to        SSN/TIN
[_]Primary [_]Contingent                   Contract Owner
                                                                                             %
--------------------------------------     ---------------------  ---------------  -----------
Full legal name or trust name*             Relationship to         SSN/TIN
[_]Primary [_]Contingent                   Contract Owner
                                                                                             %
--------------------------------------     ---------------------  ---------------  -----------
Full legal name or trust name*             Relationship to        SSN/TIN
[_]Primary [_]Contingent                   Contract Owner

--------------------------------------     Date of trust* [_][_]  [_][_]  [_][_]  Is trust revocable?*
Executor/Trustee name*                                    Month     Day    Year   [_]Yes   [_]No
                                           *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

 4  Type of American Legacy Contract

    Nonqualified: [_]Initial Contribution  OR [_]1035 Exchange

    Tax-Qualified (must complete plan type):
       [_] Transfer OR [_]Rollover                        *Indicate plan year-end:[_][_]  [_][_]
                                                                                   Month    Day

   Plan Type (check one):  [_]Roth IRA  [_]Traditional IRA  [_]Non-ERISA 403(b)* (transfers only)

                                    Page 1

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5a   Allocation (This section must be completed.)

Initial minimum: $25,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.

--------------------------------------------------------------------------------
Please allocate my contribution of:

$ __________________________ OR $___________________________
  Initial contribution           Approximate amount
                                 from previous carrier

INTO THE FUND(S) BELOW

Use whole percentages

          % Global Discovery Fund
___________
          % Global Growth Fund
___________
          % Global Small Capitalization Fund
___________
          % Growth Fund
___________
          % International Fund
___________
          % New World Fund
___________
          % Blue Chip Income and Growth Fund
___________
          % Growth-Income Fund
___________
          % Asset Allocation Fund
___________
          % Bond Fund
___________
          % High-Yield Bond Fund
___________
          % U.S. Govt./AAA-Rated Securities Fund
___________
          % Cash Management Fund
___________
          % Fixed Account
___________
          % DCA Fixed Account (must complete 5b)
___________
          % Total (must = 100%)
===========
--------------------------------------------------------------------------------

5b   Dollar Cost Averaging (Complete only if electing DCA.)

$1,500 minimum required in the Holding Account

--------------------------------------------------------------------------------

Total amount to DCA:                      $____________________
           OR

MONTHLY amount to DCA:                    $____________________
--------------------------------------------------------------------------------

OVER THE FOLLOWING PERIOD:                 ____________________
                                               MONTHS (6-60)
--------------------------------------------------------------------------------

FROM THE FOLLOWING HOLDING ACCOUNT (check one):
[_]  DCA Fixed Account
[_]  Cash Management Fund*
[_]  U.S. Govt./AAA-Rated Securities Fund*
--------------------------------------------------------------------------------

INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------

Use whole percentages

                                                  *The DCA Holding Account
                                                  and the DCA fund elected
                                                  cannot be the same.
          % Global Discovery Fund
___________
          % Global Growth Fund
___________
          % Global Small Capitalization Fund
___________
          % Growth Fund
___________
          % International Fund
___________
          % New World Fund
___________
          % Blue Chip Income and Growth Fund
___________
          % Growth-Income Fund
___________
          % Asset Allocation Fund
___________
          % Bond Fund
___________
          % High-Yield Bond Fund
___________
          % U.S. Govt./AAA-Rated Securities Fund*
___________
          % Cash Management Fund*
___________
          % Fixed Account
___________
          % Total (must = 100%)
===========
--------------------------------------------------------------------------------

Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

 5c  Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

 6   Death Benefit Option

     If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.

     [_] I/We hereby elect the Estate Enhancement Benefit+ rider, which includes the Enhanced Guaranteed Minimum Death Benefit.

     +The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable) and Annuitant are all under age 76.

 7   Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc., and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

                                     Page 2

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 8   Automatic Withdrawals

Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.
________________________________________________________________________________

[_] Please provide me with automatic withdrawals based on % (may be between 1-10%) of the greater of total contract value or premium payments payable as follows:

[_]   Monthly  [_] Quarterly  [_]  Semi-annually  [_]  Annually

Begin withdrawals in  [_][_]   [_][_][_][_]
                       Month       Year
________________________________________________________________________________

                                       OR
________________________________________________________________________________
[_]   Please provide me with automatic
      withdrawals of $_________________

                       OR

[_]   Monthly  [_] Quarterly  [_] Semi-annually   [_]  Annually

Begin withdrawals in  [_][_] [_][_][_][_]
                       Month     Year

________________________________________________________________________________

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

ELECT ONE [_] Do withhold taxes   Amount to be withheld ____ % (must be at least 10%) [_] Do not withhold taxes

PAYMENT   [_] Direct deposit    [_] Checking (attach a voided check) OR  [_] Savings (attach a deposit slip)
METHOD:

              I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

      __________________________________________________________________________
        Bank name                                          Bank telephone number

          [_] Send check to address of record   [_] Send check to the following alternate
              address:

                ________________________________________________________________

                ________________________________________________________________


 9   Automatic Bank Draft
_____________________________________________________________ __________________
Print account holder name(s) EXACTLY as shown on bank records

________________________________________________________________________________
Bank name                                                  Bank telephone number
$______________________
 Monthly amount                                 Automatic bank draft start date: [_][_]   [_][_]  [_][_]
                                                                                 Month  Day (1-28) Year

[_] Checking (attach a voided check)   OR    [_] Savings (attach a deposit slip)

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.


 10  Replacement

Does the applicant have any existing life policies or annuity contracts?   [_]  Yes  [_] No
Will the proposed contract replace any existing annuity or life insurance? [_]  Yes  [_] No
(Attach a state replacement form if required by the state in which the applicant is signed.)

________________________________________________________________________________
Company name

____________________________________________________          __________________
Plan name                                                     Year issued

     Fraud Warning

Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

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 11  Signatures

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III Plus and American Funds Insurance SeriesSM and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

________________________________________________________________________________
   Signed at city                           State
                                                                                 Date  [_][_]  [_][_]  [_][_][_]
_________________________________________   ____________________________________        Month   Day      Year
   Signature of Contract Owner              Joint Contract Owner (if applicable)

________________________________________________________________________________
   Signed at city                           State
                                                                                 Date  [_][_]  [_][_]  [_][_][_]
                                                                                       Month    Day      Year
________________________________________________________________________________
   Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.


 12 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

ELECT ONE: [_] No  [_] Yes    If yes, please list the insurance in force on the
life of the proposed Contract Owner(s) and Annuitant(s):
(Attach a state replacement form if required by the state in which the application is signed.)

_____________________________________________________________         $_________
   Company name                   Year issued                            Amount


 13  Additional Remarks

________________________________________________________________________________

 14 American Funds/American Legacy Total Account Value (For Rights of Accumulation purposes.)

NOTICE: Tax-qualified annuity contracts and mutual fund accounts (including
        IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax-qualified status or tax penalties. Please provide us with values for only nonqualified contracts and accounts.

My client owns a total of $ ____________________________ in the American Funds mutual funds and/or American Legacy variable annuity products. NOTE: Please include the deposit amount for the purchase of this contract.


 15   Dealer Information     Licensing appointment with Lincoln Life is required
                             for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

[_] 1  [_] 2  [_] 3 OR [_] Income4Life(SM) Solution-complete Form 30350AL
                           (nonqualified) or Form 30350Q-AL (qualified)

____________________________________________________  [_][_][_]    [_][_][_]-[_][_][_][_]
Registered representative's name(print as it appears  Registered representative's telephone number on NASD licensing)

____________________________________________________  [_][_][_]-[_][_]-[_][_][_][_]
Client account number at dealer (if applicable)       Registered representative's SSN

____________________________________________________
Dealer's name

________________________________________________________________________________
Branch address          City                     State                   ZIP

[_] CHECK IF BROKER CHANGE OF ADDRESS      Rep Code at Firm_____________________


 16  Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale, and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

________________________________________________________________________________
Signature

[LOGO] American Funds(SM)    Send completed application___with a check made payable to Lincoln Life __ to your
                             investment dealer's home office or to:    By Express Mail:
                                                                       Lincoln Life
                             Lincoln Life                              Attention: American Legacy Operations
                             P.O. Box 2348                             1300 South Clinton Street
                             Fort Wayne, IN 46801-2348                 Fort Wayne, IN 46802

                             If you have any questions regarding this application, call Lincoln Life at
                             800 443-8137.

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